                                                                  EXHIBIT 10.6


[CONFIDENTIAL TREATMENT REQUESTED, CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]


                                 NANOGEN/HITACHI
                             COLLABORATION AGREEMENT

1.     DEFINITIONS
2.     COLLABORATION
3.     DEVELOPMENT FUNDING
4.     EQUITY INVESTMENT
5.     MANUFACTURING
6.     DISTRIBUTION AND SERVICES
7.     INTELLECTUAL PROPERTY RIGHTS
8.     REPRESENTATIONS AND WARRANTIES
9.     INDEMNIFICATION
10.    LIMITATION OF LIABILITY
11.    CONFIDENTIALITY INFORMATION
12.    TERM AND TERMINATION
13.    MISCELLANEOUS
14.    EXHIBIT A - COLLABORATION PROJECTS
15.    EXHIBIT B - COLLABORATION PRODUCTS
16     EXHIBIT C - DEVELOPMENT FUNDING
17     EXHIBIT D - COMMON STOCK PURCHASE AGREEMENT



                                    1 of 33

                             COLLABORATION AGREEMENT

This Agreement is made and entered into this 26th day of July 2000 (the "Effective Date") by and between Nanogen, Inc., a corporation organized and existing under the laws of Delaware, and having its principal place of business at 10398 Pacific Center Court, San Diego, California, USA 92121 ("NANOGEN"), and Hitachi, Ltd., a corporation organized and existing under the laws of Japan, through its Instrument Group and having its principal place of business at 5-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo, 100 Japan, Nissei Sangyo Co. Ltd., having its principal place of business at 24-14, Nishi-shimbashi, 1-chome, Minato-ku, Tokyo, 105-8717 Japan, and Hitachi Instruments Service Co., Ltd., having its principal place of business at 28-8 Yotsuya 4-Chrome, Shinjuku-ku Tokyo 160-0004 (collectively, "HITACHI"). NANOGEN and HITACHI are sometimes referred to herein individually as a "Party," or collectively as the "Parties."

                                 R E C I T A L S

A. WHEREAS, HITACHI has special expertise, proprietary technology and know-how relating to the development and manufacture of certain instrumentation and products, and NANOGEN has special expertise, proprietary technology and know-how relating to the design and development of certain instrumentation and the design, development and manufacture of certain consumable cartridges which can be used with such instrumentation and products;

B. WHEREAS, the Parties desire to utilize their respective technologies and expertise to develop jointly certain new products pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE in consideration of the promises and mutual covenants hereinafter contained, the Parties hereto agree as follows.

                                    ARTICLE 1

                                   DEFINITIONS

As used herein, the following terms shall have the meanings indicated.

     1.1 "AGREEMENT TO COMMERCIALIZE" means a written agreement by the Development and Commercialization Committee that a Collaboration Product meets applicable standards and is ready to commercialize.

     1.2 "ASIA" means: Japan, China, Korea, Singapore, and Taiwan and any other country in Asia as agreed to by the Parties from time to time.

                                    1 of 33

     1.3 **********************************************************************
*******************************************************************************
*******************************************************************************

     1.4 **********************************************************************
*******************************************************************************

     1.5 "CARTRIDGES" means consumable biochip cartridges, including those which may be subject to the ***, and includes Existing NANOGEN Products or New NANOGEN Products.

     1.6 "COLLABORATION" means all of the activities of the Parties set forth in
Article 2 of this Agreement.

     1.7 "COLLABORATION COMMITTEE" means the committee comprised of members appointed by each Party, respectively, as set forth in Section 2.6.

     1.8 "COLLABORATION MANAGER" means the individual appointed by each Party, respectively, as set forth in Section 2.3 to serve on the Executive Committee.

     1.9 "COLLABORATION PRODUCT" means a product developed hereunder as a Collaboration Project pursuant to a Development Plan or pursuant to the Prior Agreement, which combines NANOGEN Intellectual Property Rights and/or HITACHI Intellectual Property Rights and/or jointly-owned Intellectual Property rights. HITACHI Products, NANOGEN Products and Other Products shall be considered Collaboration Products.

     1.10 "COLLABORATION PROJECT" means a project to develop a product based on a certain technology which the Parties will agree to develop and/or contribute hereunder. A list of potential Collaboration Projects is attached as Exhibit A.

     1.11 "CONFIDENTIAL INFORMATION" means any information designated by the disclosing Party as confidential in writing, or which reasonably should be understood to be confidential in light of the nature of the information contained therein, or which is not generally available to the public; provided, however, that "Confidential Information" will not include information that the receiving Party can establish by written evidence: (a) is or has become generally known or available by publication, commercial use or otherwise through no fault of the receiving Party; (b) is known and has been reduced to tangible form by the receiving Party at the time of disclosure and is not subject to restriction; (c) is independently developed by the receiving Party without use of the disclosing Party's Confidential Information; (d) is lawfully obtained from a third party who has the right to make such disclosure; or (e) is released for publication by the disclosing Party in writing.

     1.12 "DEVELOPMENT AND COMMERCIALIZATION COMMITTEE" means the committee comprised of members appointed by each Party, respectively, as set forth in
Section 2.8.


-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    2 of 33

     1.13 "DEVELOPMENT PLAN" means the development plan for a certain Collaboration Product to be prepared by the Development and Commercialization Committee pursuant to Section 2.10.

     1.14 "EXECUTIVE COMMITTEE" means the committee comprised of the Collaboration Managers as described in Section 2.3.

     1.15 "EXISTING HITACHI PRODUCTS" means the reader and loader currently manufactured by HITACHI under the Prior Agreement.

     1.16 "EXISTING NANOGEN PRODUCTS" means the products currently manufactured by NANOGEN pursuant to the Prior Agreement.

     1.17 "FIELD" means all fields of use for Collaboration Products, except for use specifically in connection with infectious disease DNA diagnostics.

     1.18 "GENERAL TECHNOLOGY DEVELOPMENT" means such development by NANOGEN as NANOGEN desires to fund, provided that such development generally benefits the Collaboration Projects.

     1.19 "HII" means Hitachi Instruments, Inc., a California corporation having its principal place of business at 3100 North Street, San Jose, California 95134.

     1.20 "HITACHI" means Hitachi, Ltd., Instrument Group, Nissei Sangyo Co., Ltd., and Hitachi Instruments Service Co., Ltd.

     1.21 "HITACHI IMPROVEMENTS" means any proprietary information, know-how, software, technology or other information which HITACHI conveys to NANOGEN pursuant to this Agreement, either orally (which oral disclosure is promptly reduced to writing), in documents or other materials and which constitutes an enhancement of, or any other improvement to any HITACHI Product, NANOGEN Product, NANOGEN Improvement or Other Product.

     1.22 "HITACHI INTELLECTUAL PROPERTY RIGHTS" means all Intellectual Property rights of any kind which may be now or hereafter owned by HITACHI, or pursuant to which HITACHI has a right to grant licenses or sublicenses.

     1.23 "HITACHI PRODUCTS" means Existing HITACHI Products, New HITACHI Products, and HITACHI Improvements including without limitation: (a) all hardware-related products, including firmware, instrument control and diagnostic software; and (b) spare parts and hardware-related consumables and accessories included with the Existing HITACHI Products.

     1.24 "INTELLECTUAL PROPERTY" means all intellectual property rights of any kind, including without limitation patents, patent applications, patentable inventions, copyrights, trade secrets, trade names, service marks and trademarks.

     1.25 "NANOGEN" means NANOGEN, Inc.



                                    3 of 33

     1.26 "NANOGEN IMPROVEMENTS" means any proprietary information, know-how, software, technology or other information which NANOGEN conveys to HITACHI pursuant to this Agreement, either orally (which oral disclosure is promptly reduced to writing), in documents or other materials, and which constitutes an enhancement of or other improvement to any NANOGEN Product, HITACHI Product, HITACHI Improvements, or Other Product.

     1.27 "NANOGEN INTELLECTUAL PROPERTY RIGHTS" means all Intellectual Property rights of any kind which may be now or hereafter owned by NANOGEN, or pursuant to which NANOGEN has a right to grant licenses or sublicenses.

     1.28 "NANOGEN PRODUCTS" means Existing NANOGEN Products, New NANOGEN Products, and NANOGEN Improvements including without limitation Cartridges, Cartridge applications and data handling-related software to be used in conjunction with HITACHI Products.

     1.29 ********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

     1.30 "NEW HITACHI PRODUCTS" means those products developed by HITACHI during the term of this Agreement, and contributed, in HITACHI's sole discretion, to the Collaboration.

     1.31 "NEW NANOGEN PRODUCTS" means those products developed by NANOGEN during the term of this Agreement, and contributed, in NANOGEN's sole discretion, to the Collaboration.

     1.32 ********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************


-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    4 of 33

******************************************************************************

     1.33 "OTHER PRODUCTS" means reagents, chemicals, consumables and spare parts developed by a Party and all other products not considered to be HITACHI Products or NANOGEN Products.

     1.34 "PRIOR AGREEMENT" means that certain Reader, Loader and Cassette Low Cost Engineering and Manufacturing Agreement between HITACHI and NANOGEN dated December 15, 1999, and executed by each of the Parties on January 12, 2000.

     1.35 "PRODUCT SPECIFICATIONS" means the specifications for the Collaboration Products as developed by the Parties pursuant to Section 2.8.

     1.36 "SDA" means strand displacement amplification for genetic testing.

     1.37 "SUBSIDIARIES OF HITACHI" means HII and Naka Instruments, Co. Ltd.

                                   ARTICLE 2

                                  COLLABORATION

     2.1 OVERVIEW. The Parties shall each use commercially reasonable best efforts to work jointly and independently to develop Collaboration Products pursuant to the terms and conditions contained herein. The development phase for each Collaboration Product shall commence as set forth in the Development Plan for such Collaboration Product and shall continue until an Agreement to Commercialize is reached for each such Collaboration Product, or until the Parties mutually agree in writing to discontinue development of the Collaboration Product. The commercialization phase for each Collaboration Product shall commence upon the Parties' signing an Agreement to Commercialize such Collaboration Product. The purpose of the commercialization phase of the Collaboration is the facilitation of a cost effective manufacturing program for the Collaboration Products and the development and implementation of a plan for the marketing, sales, distribution and service of each Collaboration Product.

     2.2 COMMITTEE APPOINTMENT AND VOTING. Within *** **** days of the Effective Date of this Agreement, each Party shall appoint, in its sole discretion, one
(1) Collaboration Manager to serve on the Executive Committee, three (3) individuals to serve on the Collaboration Committee and three (3) individuals to serve on the Development and Commercialization Committee, respectively. All decisions by the Collaboration Committee and the Development and Commercialization Committee shall be by majority vote, which may be submitted by proxy.

     2.3 EXECUTIVE COMMITTEE. Each Party shall designate one of its executives to act on its behalf as a member of the Executive Committee (each, a "Collaboration Manager"). Each party shall have the right to replace its Collaboration Manager, for any reason in its reasonable discretion, with an individual reasonably acceptable to the other


-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    5 of 33

Party. Each Collaboration Manager shall have the corporate authority to bind the Party it represents with respect to all matters associated with the Collaboration. The primary duty of the Executive Committee is to oversee the Collaboration and to resolve any deadlocks or disputes of either the Collaboration Committee or the Development and Commercialization Committee.

     2.4 DEADLOCKS / DISPUTES. In the event that the Development and Commercialization Committee is in deadlock or otherwise unable to resolve any disputes, within ************************ of any such deadlock or dispute, the Development and Commercialization Committee shall tender such deadlock or dispute to the Collaboration Committee for resolution. In the event that the Collaboration Committee is in deadlock or is otherwise unable to resolve any disputes, within ************************* of any such deadlock or dispute, the Collaboration Committee shall tender such deadlock or dispute to the Executive Committee and the Collaboration Managers shall meet and confer in good faith to resolve any such deadlocks or disputes. In the event that the Executive Committee is unable to resolve any such deadlock or dispute within *********** *********** after using commercially reasonable best efforts, either Party may submit the matter to arbitration pursuant to Section 13.2.

     2.5 COMMITTEE EXPENSES. The Parties shall each bear all expenses of their respective members related to their participation on any committee described in this Agreement.

     2.6 COLLABORATION COMMITTEE. The Collaboration Committee shall have the primary responsibility for all aspects of the Collaboration including, but not limited to, the following: (a) selecting and prioritizing all Collaboration Projects; (b) overseeing the Development and Commercialization Committee and resolving any deadlocks or disputes regarding development and commercialization of any such Collaboration Project; (c) arranging such meetings, visits and consultations between the Parties as may be deemed necessary or desirable for the successful accomplishment of the Collaboration; (d) filing any joint patent applications, (e) discussing in good faith the General Technology Development to be funded by NANOGEN; and (f) any other actions deemed appropriate by the Parties.

     2.7 COLLABORATION COMMITTEE MEETINGS AND ATTENDANCE. Within ************* **** of the Effective Date of this Agreement, the Collaboration Committee shall meet and confer to prioritize Collaboration Projects on a technology-by-technology basis, drawn from the Collaboration Products listed in Exhibit B. No later than ************** after the Effective Date of this Agreement, the Collaboration Committee shall select one (1) or more Collaboration Projects and direct the Development and Commercialization Committee to prepare a Development Plan for each selected Collaboration Project. Throughout the term of this Agreement, the Collaboration Committee shall continue to meet and direct the collaboration as may be mutually agreed.

     2.8 DEVELOPMENT AND COMMERCIALIZATION COMMITTEE. The purpose of the Development and Commercialization Committee shall be to: (a) prepare Development Plans for each Collaboration Product, including detailed milestones for each Party


-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    6 of 33

(initially, it is anticipated that responsibility for, e.g., development of breadboards for Collaboration Products would be the primary responsibility of NANOGEN working with HITACHI, which breadboards and related documentation would be transferred to HITACHI for further product development); (b) direct the development teams in the development of Product Specifications for each Collaboration Product; (c) implement the Development Plan for each Collaboration Product; (d) review and evaluate progress under the Development Plan for each Collaboration Product on an annual basis; (e) initiate and implement changes to development of the Collaboration Products, as needed, from time to time; (f) oversee and direct the development of the Collaboration Products; (g) where appropriate, reach an Agreement to Commercialize for each applicable Collaboration Product; (h) upon reaching an Agreement to Commercialize each Collaboration Product, make such recommendations to the Collaboration Managers regarding all aspects of the commercialization of each Collaboration Product, including manufacturing, supply agreements, Product Specifications, marketing, sales, distribution and service of the Collaboration Products, pursuant to the terms and conditions of this Agreement; (i) recommend and, upon approval, implement changes to the commercialization phase of the Development Plans for the Collaboration Products; (j) provide rolling forecasts, establish minimum sales volumes, agree on the transfer price of NANOGEN Products, HITACHI Products, and Other Products and aggregate minimum production quantities thereof of such products prior to the development of same, pursuant to the terms and conditions of this Agreement; (k) ensure that each of the Parties is adequately informed of the status of each Collaboration Project, including, without limitation, the availability of all books and records regarding the Collaboration; and (l) address such other issues as the Parties may deem appropriate from time to time.

     2.9 DEVELOPMENT AND COMMERCIALIZATION COMMITTEE MEETINGS AND ATTENDANCE. The Development and Commercialization Committee shall initially meet as mutually agreed to create the Development Plans and thereafter as often as is reasonably necessary to accomplish its purpose, but at least quarterly, at a place and on a date selected initially by HITACHI and then by each Party in turn thereafter. Representatives of HITACHI or NANOGEN or both, in addition to members of the Development and Commercialization Committee, may attend such meetings at the invitation of either Party. Attendance may be in person, by telephone or videoconference, or by any other means which is mutually acceptable to the Parties.

     2.10 DEVELOPMENT PLAN. Once a Collaboration Project has been selected by the Collaboration Committee, it shall notify the Development and Commercialization Committee in writing. The Development and Commercialization Committee shall then prepare a mutually acceptable written Development Plan for the Collaboration Project within ************ of such notification. Each such Development Plan shall, at a minimum, include the following: (a) each Party's respective duties and obligations thereunder, including any actions which require the joint efforts of the Parties, on an annual and life-of-project basis; (b) annual and life-of-project milestones for each Party, including any joint efforts of the Parties; (c) annual and life-of-project budgets; and (d) any other information which the Development and Commercialization Committee deems appropriate. The Parties shall use commercially reasonable best efforts to develop each Collaboration Product in accordance with the applicable Development Plan. The



-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    7 of 33

Development Plan may be revised from time to time by the Development and Commercialization Committee.

     2.11 DEVELOPMENT TEAMS. Each Party shall assign personnel to its respective development teams for Collaboration Projects with the appropriate skills and experience to accomplish the development work established in the subject Development Plan. It is expected that such teams shall work together to accomplish the objectives of the Collaboration.

     2.12 *********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************

                                   ARTICLE 3

                               DEVELOPMENT FUNDING

     3.1 FUNDING. Upon the Effective Date of this Agreement and the Common Stock Purchase Agreement pursuant to Article 4, NANOGEN shall provide HITACHI with an invoice for the initial installment ************************** of the funding contribution due during the ***** **** of this Agreement as set forth in Exhibit
C. HITACHI shall pay such ******************** within ********************** of receipt of such invoice. HITACHI shall make payments to fund the Collaboration Projects selected by the Collaboration Committee in the amounts and on the dates listed in Exhibit C, provided that, as a condition precedent to HITACHI's obligation to make each such payment: (a) NANOGEN contributes, on a year-by-year basis, funding for its own General Technology Development from all sources (except HITACHI) in an amount equal to or greater than HITACHI's actual payments made pursuant to Exhibit C; (b) HITACHI receives from NANOGEN through the Development and Commercialization Committee (i) an assessment of the progress toward milestone completion for each Collaboration Project and (ii) a technical report for each Collaboration Project and a list of intellectual property developed in connection with any Collaboration Project in the previous period; and (c) HITACHI receives an assessment that the Collaboration Projects then underway are proceeding pursuant to the material milestones and budgets reflected in the Development Plans, as modified from time to time, as needed. Subject to the


-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    8 of 33
termination provisions during the first three years as set forth in Section 12.2, HITACHI shall not be obligated to make any development funding payments until each of the three (3) conditions precedent set forth above in subsections 3.1(a) through (c) are met. The determination as to whether the condition in subsection 3.1(c) has been met shall be made by the Development and Commercialization Committee, or, if such committee cannot agree on such determination, according to the dispute resolution procedures described in
Section 2.4; provided, however, that HITACHI shall not be obligated to make any development funding payments: (y) until each of the three conditions precedent set forth above have been met; or (z) any dispute as to the satisfaction of the condition in subsection 3.1(c) has been resolved to the mutual satisfaction of the Parties.

     3.2 *******************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************. Each such payment shall be accompanied with a statement listing, at a minimum: (a) the number and type of each Cartridge sold or used;
(b) the gross sales of each Cartridge and the gross amount received therefrom, the type and amount of each deduction made from such gross sales and receipts, and the resulting Net Sales for each Cartridge sold, leased, rented or otherwise provided to a third party for the period covered by such statement; (c) the royalties due HITACHI hereunder; (d) the exchange rate used; and (e) such other information as HITACHI may reasonably request from time to time. Such royalties shall be paid in U.S. Dollars, with the conversion of sales proceeds to U.S. Dollars determined based on the U.S. Dollar exchange rate in effect at the end of the subject calendar quarter. In calculating the royalty base for such sales of Cartridges, the value attributable to any genetic content embodied in or contained in a Cartridge shall be included in the sales price.

     3.3 TERMINATION OF ROYALTY OBLIGATION. The royalty payments due on all of NANOGEN's sales of Cartridges shall continue until such time as HITACHI has recouped (through royalty payments made by NANOGEN) ******************** of the aggregate amount of funding it has paid to NANOGEN pursuant to Section 3.1 as of the expiration or earlier termination of this Agreement, whichever occurs first. Any amount owed to HITACHI by NANOGEN pursuant to Section 3.2 upon expiration or termination of this Agreement shall survive termination of this Agreement until paid.

                                   ARTICLE 4

                                EQUITY INVESTMENT



-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    9 of 33

Concurrent with the Effective Date of this Agreement, the Parties agree to enter into the Common Stock Purchase Agreement, in the form attached hereto as Exhibit
D. HITACHI's payment for such stock purchase shall be made within ****** ***** **** of the Effective Date of this Agreement.

                                   ARTICLE 5

                                  MANUFACTURING

     5.1 RESPECTIVE RIGHTS TO MANUFACTURE. Subject to the terms of this
Agreement: (a) HITACHI shall have the exclusive right to manufacture and have manufactured all HITACHI Products; (b) NANOGEN shall have the exclusive right to manufacture and have manufactured all NANOGEN Products; and (c) the Parties shall mutually agree in writing as to which Party shall have the right to manufacture Other Products on a case by case basis.

     5.2 MANUFACTURING ASSISTANCE. Each Party shall initially provide the other Party with all current design and related documentation concerning its respective products in its possession which may be useful to the other Party in exercising its manufacturing rights hereunder. Each Party shall use commercially reasonable best efforts to complete such transfer as soon as practical after the Parties have reached an Agreement to Commercialize for each Collaboration Product. Thereafter, each Party shall periodically provide the other with all relevant information and materials regarding any updates, modifications, improvements or corrections to any Collaboration Products which may be made by such Party. The Parties shall discuss and mutually agree upon any NANOGEN or HITACHI requirements that cause changes to be made to the Collaboration Products and the impact such changes may have on schedules and any additional costs related to such changes. Existing production and test equipment currently located at NANOGEN facilities which can be utilized in the development and/or manufacture of HITACHI Products, any Other Products (that HITACHI is to develop and/or manufacture pursuant to any Development Plan), and any NANOGEN Products (that HITACHI is to manufacture pursuant to Section 5.5) which HITACHI cannot purchase from outside vendors, will be made available free of charge and transferred at NANOGEN's expense to HITACHI's facility for HITACHI's use in connection with HITACHI's performance of its obligations under this Agreement, upon HITACHI'S request. In the event of expiration or earlier termination of this Agreement, all such production and test equipment shall be returned to NANOGEN's facility at HITACHI's expense upon the expiration of HITACHI's right to manufacture hereunder as set forth in Section 12.8.

     5.3 MUTUAL ENGINEERING ASSISTANCE. Each Party will assist the other Party in matters pertaining to engineering and manufacturing responsibilities hereunder that are within the capabilities of a Party and as the Parties may mutually agree.

     5.4 MARKET DATA. The Parties shall periodically share relevant market and related information concerning the Field in order to seek to ensure that the Collaboration


-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    10 of 33

Products conform to the technical specifications required by customers and include appropriate innovations.

     5.5 *********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

     5.6 *********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

     5.7 *********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************


-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    11 of 33

     5.8 **********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

     5.9 **********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************


-----------------
*** Confidential material redacted and separately filed with the Commission.


                                    12 of 33

******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

     5.10 TRANSFER PRICES. The transfer price for all HITACHI Products, NANOGEN Products, and Other Products shall be determined on a product-by-product and ********************** basis as mutually agreed upon by the Parties as part of the applicable supply agreement. If a change in the price of any such product becomes necessary due to a major change of the competitive situation with respect to price performance or any other reasonable cause, the Parties shall, in good faith, negotiate, through the Development and Commercialization Committee, to establish new prices.

     5.11 CURRENCY FLUCTUATION. **********************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************



-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    13 of 33

******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

     5.12 WITHHOLDING TAXES. The Parties acknowledge and agree that the funding made by HITACHI pursuant to Section 3.1 will be used for development activities (as specified in the applicable Development Plan) in the United States. Accordingly, such funding *****************************************. If a Party
has reasonable grounds to conclude that the ***************************** under applicable law in its jurisdiction on any payment to be made to the other Party hereunder, such Party may *****************************************************
*******************************************************************************
**********************. In such event, a Party shall notify the other Party of such payment, and, as soon as possible following such payment, shall provide the other Party with evidence of such tax payment and other documentation which would be reasonably required for a taxpayer in the relevant jurisdiction to meet the requirements for claiming a tax credit on its income tax return. Each Party shall use commercially reasonable best efforts to credit any such tax withheld by the other Party against its tax liability, and if such Party is able to so credit all or any amount of such withheld tax, it shall promptly reimburse to the other Party one-half of the amount of such credit. Each party shall, upon the other Party's request from time to time, report as to whether any such tax credit has been taken.

     5.13 AUDIT. The Parties shall keep and maintain accurate records. At any time during the term of this Agreement, but in no event more often than once per year, a Party, at its sole cost and expense, shall have the right to audit the other Party's books and



-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    14 of 33
records to ensure compliance with this Agreement. Specifically, NANOGEN shall only have the right to audit HITACHI's books and records regarding: (a) transfer prices for products manufactured by HITACHI hereunder; (b) calculation of the NRE Fee; and (c) HITACHI distribution of products in Asia, (for purposes of: (i) calculating the average sales price to determine Net Sales as described in
Section 1.29; and (ii) determining whether HITACHI has met the minimum targets as described in Section 6.1.). HITACH shall only have the right to audit NANOGEN's books and records regarding: (x) transfer prices for products manufactured by NANOGEN hereunder; (y) General Technology Development funding; and (z) the Cartridge royalty paid to HITACHI pursuant to Section 3.2. If any such audit reveals an underpayment of any amounts due hereunder, the Party which owes any amount shall immediately pay such amounts due, plus interest accruing at a rate of *************************************************** for the amount underpaid. If any audit reveals an ********************************* or more of the amount owed to the other Party hereunder, or other non-compliance with this Agreement, the Party which owes the amounts due, or has been found to be in non-compliance with this Agreement shall bear all costs and expenses associated with such audit.

                                   ARTICLE 6

                             DISTRIBUTION & SERVICES

     6.1 *********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************


     6.2 *********************************************************************
******************************************************************************
******************************************************************************


-----------------
*** Confidential material redacted and separately filed with the Commission.


                                    15 of 33

******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************


     6.3 *********************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

     6.4 OTHER PRODUCTS. The Parties agree to discuss and agree on terms and conditions for distribution of the Other Products.

     6.5 TECHNICAL SUPPORT AND OTHER SERVICES. HITACHI shall have the exclusive right and obligation to perform all services relating to HITACHI Products anywhere in the world. NANOGEN shall provide HITACHI with all such information, training and assistance as is required or useful to HITACHI for any NANOGEN Products and Collaboration Products relating to technical support in Asia and any reasonable assistance in providing services relating to HITACHI Products. At the time the Parties reach an Agreement to Commercialize a Collaboration Product hereunder, the Parties shall meet and agree upon mutually acceptable performance requirements for HITACHI's technical support and service obligations on a country-by-country basis pursuant hereto. NANOGEN shall have the exclusive right and obligation to perform all services relating to NANOGEN Products, including triage and installation for HITACHI Products, anywhere in the world other than Asia, and service for NANOGEN Products to HITACHI in Asia. NANOGEN, may at its sole discretion and without obligation, at any time, request HITACHI to assist in such installation of HITACHI Products outside of Asia under terms to be agreed between the Parties. Within *************** of the Agreement to Commercialize any Collaboration Product, the Parties shall agree on the terms and conditions, and respective obligations of the Parties regarding service activities for Collaboration Products, subject to the Parties' respective rights hereunder.

                                   ARTICLE 7

                          INTELLECTUAL PROPERTY RIGHTS


-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    16 of 33

     7.1 NANOGEN OWNERSHIP. As between the Parties, subject to the licenses granted hereunder, NANOGEN is the owner (or licensee from a third party) of all NANOGEN Intellectual Property Rights in and to the Existing HITACHI Products, NANOGEN Products and the NANOGEN Improvements, even if such items are incorporated into, combined with, or embodied into the Collaboration Products.

     7.2 NANOGEN LICENSE. *****************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************

     7.3 HITACHI OWNERSHIP. As between the Parties, subject to the licenses granted hereunder, HITACHI is the owner (or licensee from a third party) of all HITACHI Intellectual Property Rights in and to the New HITACHI Products and HITACHI Improvements, even if such items are incorporated into, combined with, or embodied into the Collaboration Products.

     7.4 HITACHI LICENSE. *****************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************




-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    17 of 33

     7.5 SOLELY DEVELOPED INTELLECTUAL PROPERTY. Subject to Section 7.7 and except as otherwise provided herein, any Intellectual Property rights of any kind which may arise from the Parties' activities under or related to this Agreement shall remain the sole property of the Party which performed the work which gave rise to such rights, or the right to obtain such rights (including, in the case of patent rights, the making of an invention or discovery of a patentable invention under 35 U.S.C.). Each Party has an obligation to disclose in writing, such solely developed Intellectual Property to the other Party. Any such solely developed intellectual property necessary or desirable for use in any Collaboration Product shall be licensed to the other Party *************** ****************************** to enable such Party to fulfill its obligations throughout the term of this Agreement. In the event of termination or expiration of this Agreement the Parties shall agree to discuss in good faith *** ****************************** such solely developed Intellectual Property on reasonable commercial terms and conditions.

     7.6 JOINT OWNERSHIP OF JOINTLY DEVELOPED WORKS. Subject to Section 7.7 and except as otherwise provided herein, the Parties shall be joint owners of undivided interests in all Intellectual Property rights in those components of the Collaboration Products which are jointly developed by the Parties. A work shall be deemed to be jointly-developed if one or more employees or agents of HITACHI and one or more employees or agents of NANOGEN have materially contributed to such development. In the event of any uncertainty, the Collaboration Committee shall determine whether any work is jointly developed. Except as otherwise provided hereunder, each Party shall have the right to deal freely with any such joint ownership interest, including by transferring such interest or by licensing such interest, without any accounting or other obligation to the other Party. If further action is required in order to obtain or perfect any interest in any jointly-owned Intellectual Property in the Collaboration Products in any jurisdiction, including, without limitation, the filing of a patent application, a Party which desires to obtain or perfect such right shall notify the other Party. If the other Party desires to be a joint owner of such right, the Parties shall then cooperate in the procedure to obtain or perfect such right, including by sharing all costs associated with such procedure, with any resulting right to be jointly owned by both Parties and subject to the terms hereof. If the other Party does not desire to participate in such procedure, it shall notify the first Party in writing, and the first Party may then proceed with such procedure alone, and shall be the sole owner of any such right thereby obtained or perfected, provided that such Party owning such right shall be deemed to have granted Party. ***************************
*****************************************************************************
under such right for any and all purposes, except as otherwise provided herein. If either Party believes that a third party is infringing any jointly-owned Intellectual Property in the Collaboration Products and desires to take any action against such third party with respect to such infringement, such Party shall first contact the other Party and the Parties shall use commercially reasonable best efforts to coordinate any such action. If either Party receives a claim of infringement from any third party which relates to any jointly-owned Intellectual Property, such Party shall immediately notify the other Party and the Parties shall then use commercially reasonable best efforts to coordinate any defense of or other response to such claim.


-----------------
*** Confidential material redacted and separately filed with the Commission.



                                    18 of 33

     7.7 LIMITATION. For the avoidance of doubt, any Intellectual Property rights arising pursuant to Sections 7.5 and 7.6 are limited to such rights as may be necessary for the Party receiving such license to exercise its rights hereunder and do not include any licenses or rights to grant licenses or sublicenses to the other Party's underlying Intellectual Property.

     7.8 COOPERATION. Each Party shall cooperate with the other in the protection of any Intellectual Property rights relating to the HITACHI Products or the NANOGEN Products, as the case may be, and shall inform the other Party immediately of any infringement or other improper action with respect to any such Intellectual Property rights that shall come to its attention.

     7.9 THIRD PARTY LICENSES. **********************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************

     7.10 *******************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************



-----------------
*** Confidential material redacted and separately filed with the Commission.


                                    19 of 33

*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************

                                   ARTICLE 8

                         REPRESENTATIONS AND WARRANTIES

     8.1 GENERAL REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants that: (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated;
(b) it has the corporate power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder; (c) it has the corporate power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; (d) it is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of such Party and would not materially adversely affect such Party's ability to perform its obligations under the agreement; (e) it has taken all necessary corporate action to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; (f) the Agreement has been duly executed and delivered on its behalf and constitutes a legal, valid, and binding obligation, enforceable against such Party in accordance with its terms; (g) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with the Agreement have been obtained; (h) the execution and delivery of the Agreement and the performance of such Party's obligations hereunder (i) do not conflict with or violate any requirement of applicable laws or regulations, and (ii) do not conflict with, or constitute a default under, any contractual obligation of such Party); and (i) there is no outstanding contract, commitment or agreement to which it is a party or legal impediment of any kind which conflicts with this Agreement or might limit, restrict or impair the rights granted to the other Party hereunder.

     8.2 INTELLECTUAL PROPERTY REPRESENTATIONS AND WARRANTIES. NANOGEN represents and warrants that (a) it owns, or otherwise has all appropriate licenses to existing NANOGEN Intellectual Property Rights to perform its duties and obligations hereunder, (b) to the best of its knowledge, the Existing HITACHI Products (made in accordance with NANOGEN specifications) and the Existing NANOGEN Products do not infringe, or constitute a misappropriation of, the valid Intellectual Property rights of any third party (HITACHI is aware that NANOGEN is a party to a certain intellectual property lawsuit against Motorola and Massachusetts Institute of Technology (MIT); (c) it shall use commercially reasonable best efforts to ensure that, to the best of its knowledge, none of the New NANOGEN Products or NANOGEN Improvements infringe, or constitute a misappropriation of the valid Intellectual Property rights of any third party; and (d) nothing contained herein conflicts with or constitutes a default under either the ************************************************. HITACHI represents





-----------------
*** Confidential material redacted and separately filed with the Commission.


                                    20 of 33
and warrants that (x) it owns, or otherwise has all appropriate licenses to existing HITACHI Intellectual Property Rights to perform its duties and obligations hereunder, (y) it shall use commercially reasonable best efforts to ensure that, to the best of its knowledge, none of the New HITACHI Products or HITACHI Improvements infringe, or constitute a misappropriation of the valid Intellectual Property rights of any third party; and (z) that nothing contained herein conflicts with or constitutes a default under any license or other agreement to which HITACHI is a party.

                                   ARTICLE 9

                                 INDEMNIFICATION

Each Party shall indemnify, defend and hold harmless the other Party, and any of the other Party's affiliates, employees, representatives, agents and/or customers (each an "Indemnified Party"), from and against any and all claims, demands, suits, actions, liabilities, damages, costs and expenses, including, without limitation, attorneys' fees and any and all amounts paid in settlement of any such claim, demand, suit or action, which are asserted against, imposed upon, or incurred or suffered directly or indirectly by any Indemnified Party as a result of, arising from or relating to: (a) any breach or threatened breach of the representations and warranties made in Section 8.1 or Section 8.2; or (b) any claim by any third party that any product, component or work created by the indemnifying Party infringes, or constitutes a misappropriation of, any Intellectual Property rights of such third party, provided that: (x) the indemnifying Party promptly notifies the Indemnified Party in writing of any such claim or suit; (y) the Indemnifying Party is permitted to control fully the defense and any settlement of such claim or suit; and (z) the Indemnified Party cooperates fully in the defense of such claim or suit, and may appear, at its own expense, through counsel reasonably acceptable to the Indemnifying Party.

                                   ARTICLE 10

                             LIMITATION OF LIABILITY

IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS AND SERVICES, LOSS OF USE OR PROFITS, OR ANY OTHER SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE USE OR PERFORMANCE OF ANY PRODUCT, HOWEVER CAUSED, AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT OR TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Each limitation on liability or limited or exclusive remedy set forth in this Agreement is independent of any other limitation or remedy and if any such limitation or remedy fails of its essential purpose or is otherwise held to be unenforceable, that shall not affect the validity of any other such limitation or remedy.



                                    21 of 33

                                   ARTICLE 11

                            CONFIDENTIAL INFORMATION

     11.1 RESTRICTIONS ON USE OF CONFIDENTIAL INFORMATION. Each Party shall protect the other's Confidential Information from unauthorized dissemination and use the same degree of care that each such Party uses to protect its own like information, provided that in no case shall a Party use less than reasonable care with respect to the other Party's Confidential Information. Neither Party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Neither Party will disclose to third parties the other's Confidential Information without the prior written consent of the disclosing Party.

     11.2 EXCEPTIONS. The foregoing restrictions shall not apply to information that is required to be disclosed in compliance with applicable laws or regulations, or by order of a court or other regulatory body having competent jurisdiction; provided, however, that the Party required to make the disclosure gives reasonable advance written notice to the other of the disclosure requirement, and further provided that the Party required to make the disclosure uses commercially reasonable best efforts to secure confidential treatment of such Confidential Information required to be disclosed.

                                   ARTICLE 12

                              TERM AND TERMINATION

     12.1 TERM. This Agreement shall become effective on the Effective Date and shall continue in full force and effect for ********************, unless sooner terminated as provided herein. The Parties may extend such ************** term upon mutual written agreement.

     12.2 TERMINATION DURING *****************. The intent of the Parties is that this Agreement shall not be terminated by either Party during the first ***************** except in the exceptional case of material non-performance of the other Party. Material non-performance shall include, but is not limited to: (a) the failure of either Party to achieve any material milestone or otherwise perform any of its material obligations as provided in each Development Plan for a period of *********** after such time as the material milestone or obligation is required to be completed by that Party; (b) NANOGEN's failure to (i) eliminate any restrictions *********** on HITACHI's right to develop, manufacture, sell and otherwise distribute, and service Collaboration Products for infectious disease DNA diagnostics prior to the execution of an Agreement to Commercialize the first Collaboration Product hereunder; and (ii) maintain any necessary license enabling HITACHI to do so; or (c) a willful or grossly negligent disclosure of the other Party's material Confidential Information in violation of Article 11. Upon a material non-performance, the aggrieved Party may terminate this Agreement effective immediately, and seek any remedy from the other Party, otherwise

-----------------
*** Confidential material redacted and separately filed with the Commission.


                                    22 of 33
consistent with this Agreement under Article 10, available at law or in equity for such material non-performance of the other Party.

     12.3 TERMINATION FOR CONVENIENCE. Either Party may terminate this Agreement for convenience by providing the other Party with written notice of its intention to terminate: (a) in connection with the **************** , any time during the ***************** period after the ***************** of the Effective Date and subject to Section 12.8 effective immediately (and subject further to, in the case of HITACHI termination for convenience, the ************* wind down period described in Section 12.4); and (b) in connection with the ****** ***************************** days prior to the date of the ************ of the
Effective Date and subject to Section 12.8 effective on the **************** of the Effective Date.

     12.4 TERMINATION BY HITACHI FOR CONVENIENCE ON THE ********************. In the event that HITACHI terminates this Agreement on the ***** *********** of the Effective Date of this Agreement: (a) the Agreement shall continue in full force and effect into the *********** for a period of ************** after the ******* ************ of the Effective Date of this Agreement; (b) HITACHI shall be obligated to make a pro-rata funding payment pursuant to Section 3.1 in an amount equal to ************************************************* to cover its funding obligation for the *************** of such ************ ; (c) NANOGEN shall make a funding payment for General Technology Development in an amount
*******************************************************************************
***************; (d) HITACHI shall not recover from NANOGEN any *********; and
(e) the Parties acknowledge and agree that they will be winding down the Collaboration during the ****************** of the ************.

     12.5 TERMINATION BY HITACHI FOR CONVENIENCE ON THE ********************. In the event that HITACHI terminates this Agreement on the ***************** of the Effective Date: (a) the Agreement shall terminate on the ****************** of the Effective Date; (b) neither Party shall be obligated to make any funding payments after the ****************** of the Effective Date; and (c) HITACHI shall not recover from NANOGEN any *******.

     12.6 TERMINATION BY NANOGEN FOR CONVENIENCE. In the event that NANOGEN terminates this Agreement on either the *************************** of the Effective Date of this Agreement: (a) the Agreement shall terminate on either the ***************************** of the Effective Date, as the case may be; (b) neither Party shall be obligated to make any funding payments after the effective date of NANOGEN's notice of termination pursuant to this Section 12.6;
(c) NANOGEN shall pay HITACHI, within ************** days of invoice, any applicable ******* pursuant to any Collaboration Product Supply Agreement consistent with Section 5.8.

     12.7 TERMINATION FOR CAUSE. At any time after ******************** of the Effective Date of this Agreement, either Party may terminate this Agreement if the other Party is in material breach of any obligation hereunder, and the breaching Party has failed to cure such material breach within *********** days of receipt of notice detailing the nature of the material breach. A Party may also terminate this Agreement immediately


-----------------
*** Confidential material redacted and separately filed with the Commission.


                                    23 of 33
upon notice to the other Party in the event of one or more of the following: (a) appointment of a trustee or receiver for all or any part of the assets of the other Party; (b) insolvency or bankruptcy of the other Party; (c) assignment by the other Party for the benefit of creditors; (d) attachment of the assets of the other Party; or (e) dissolution or liquidation of the other Party. If either Party is involved in any of the events enumerated in subsections (a) through (e) above, such Party shall immediately notify the other Party of the occurrence of such event. In the event of any termination for cause pursuant to this Section 12.7, the aggrieved Party may seek any remedies available at law or in equity for such other Party's breach.

     12.8 EFFECT OF TERMINATION. Upon expiration or any termination of this
Agreement: (a) all collaboration efforts and (except as otherwise provided herein) associated or related funding obligations shall terminate effective immediately; (b) the receiving Party shall return to the disclosing Party all Confidential Information in its possession except for an archival copy of same so that it may perform its post-termination obligations; and (c) except as required to fulfill post-termination supply, manufacture, and service obligations under subsection 12.8 (d) below, all licenses granted herein shall terminate *********** from the date of such expiration or termination; and (d) each Party shall continue its manufacturing and supply, sale and distribution with respect to the Collaboration Products for a period of ************ from the date of expiration or termination; and in the case of HITACHI, to supply service and spare parts at reasonable costs directly to all existing customer installed base of HITACHI Products, and consumables and NANOGEN Products to its existing customer installed base of HITACHI Products for a period of ************* after the last shipment of a HITACHI Product. NANOGEN shall be obligated to continue to supply HITACHI with NANOGEN Products and Other Products manufactured by NANOGEN, under "most favored nation" terms, so that HITACHI may continue distribution of these to HITACHI's installed base for a minimum period of **** *********** after the last shipment of a HITACHI Product to a HITACHI customer.

     12.9 SURVIVAL. The provisions of Articles 1, 7, 9, 10, 11 and 12, and Sections 3.2, 3.3, 13.2 and 13.3 shall survive the termination of this Agreement. All other rights and obligations arising hereunder which have not accrued prior to such termination, including, without limitation, all licenses granted hereunder, shall terminate upon such termination.

                                   ARTICLE 13

                                  MISCELLANEOUS

     13.1 FORCE MAJEURE. Neither Party shall be liable for any delay or nonperformance of any provision of this Agreement (other than for the payment of amounts due) due to fire, explosion, flood or other natural catastrophe; governmental legislation, act, orders or regulations; strikes or labor difficulties; computer, software, Y2K, telecommunications, or electrical failure to the extent any such event is not


-----------------
*** Confidential material redacted and separately filed with the Commission.


                                    24 of 33
occasioned by the negligence of the delayed Party, and the time for performance of such provision shall be deemed to be extended for a period equal to the duration of the conditions preventing performance. The Party affected by an event described in the preceding sentence shall use commercially reasonable best efforts to minimize the delays caused by such events. Each Party shall notify the other as promptly as practicable of the occurrence of a force majeure event hereunder.

     13.2 ARBITRATION. All disputes arising in connection with this Agreement (except for a violation of Section 11.1), not resolved pursuant to Section 2.4. shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. If such arbitration is demanded by NANOGEN, the arbitration proceeding shall be held in Tokyo, Japan. If such Arbitration is demanded by HITACHI, the arbitration proceeding shall be held in San Diego, California. In the event of a dispute each Party will bear its own attorneys' fees and related costs.

     13.3 GOVERNING LAW. This Agreement and the performance of all obligations hereunder shall be governed by and construed in accordance with the laws of California, without application of any choice of law rules or the provisions of the 1980 United Nations Convention on Contracts for the International Sale of Goods, and provided that the Federal Arbitration Act shall apply in place of and instead of the California Arbitration Act and the California International Arbitration Act.

     13.4 COMPLIANCE WITH LAW. At all times during the term of this Agreement, both Parties shall comply with any and all applicable laws, rules and regulations of all governmental authorities.

     13.5 EXPORT LICENSES. HITACHI shall obtain any and all export licenses and/or government approvals that may be required with respect to exporting the HITACHI Products or Collaboration Products from Japan. NANOGEN shall obtain any and all export licenses and/or government approvals that may be required with respect to exporting the NANOGEN Products or Collaboration Products from the United States. A Party shall not sell the Collaboration Product to, or for the use of, any ultimate purchaser with which the other Party could not deal under laws or regulations applicable in any country having jurisdiction, including the export laws and regulations of the United States and Japan which may prohibit certain products from being diverted, transshipped, or re-exported to any destination not described in the shipping documents without prior authorization from the United States or Japanese Government. Each Party shall comply with all laws and regulations applicable in all countries having jurisdiction with respect to the HITACHI Products, NANOGEN Products and Collaboration Products, their sale and this Agreement. Each Party recognizes that performance by the other Party is subject to receipt of export license(s) from government(s) of the country/countries of origin of the HITACHI Products, NANOGEN Products, Collaboration Products and/or of the materials they contain and/or of the technology on which they are based. Each Party shall be free from all liability in case of non-receipt or late receipt of such export license(s).


                                    25 of 33

     13.6 RELATIONSHIP OF THE PARTIES. The relationship of the Parties established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to give either Party the power to direct or control the day-to-day activities of the other, constitute the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or allow either Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever.

     13.7 WAIVER. A waiver of a breach or default under this Agreement shall not be a waiver of any other or subsequent breach or default. Failure or delay by either Party to enforce compliance with any term or condition of this Agreement shall not constitute a waiver of such term or condition.

     13.8 ASSIGNMENT. Neither Party may assign or delegate any of its rights or obligations arising under this Agreement, whether voluntarily or by operation of law, without the express written consent of the other Party, and any such purported assignment or delegation shall be void and without effect, provided that either Party (after providing written notice thereof to the other party) may assign all or part of its rights and obligations hereunder to any of its affiliates and may assign this Agreement in connection with any sale or transfer of its business, whether by way of sale or transfer of all or substantially all of its assets, sale of stock, merger or otherwise. This Agreement shall be binding upon and inure to the benefit of the successors or assigns of the Parties hereto and, to the extent any successor or assign is not bound by operation of law, each Party shall cause such successor or assign to expressly agree in writing to be bound by this Agreement.

     13.9 COMPLETE AGREEMENT. This Agreement and the Prior Agreement contains the entire understanding of the Parties with respect to the matters contained herein and supersedes all previous negotiations, agreements and commitments related thereto. There are no promises, covenants or undertakings between the Parties other than those expressly set forth herein and in the Prior Agreement. In the event of any conflicts between this Agreement and the Prior Agreement, this Agreement shall prevail. For the avoidance of any doubt, the non-recurring engineering fee associated with the Prior Agreement is a separate and distinct obligation from the NRE Fee contemplated herein. No modification or amendment to this Agreement shall be valid unless made in writing and signed by duly authorized representatives of both Parties.

     13.10 NOTICES. Any and all notices required or authorized hereunder shall be in writing and shall be delivered by any reasonable means, including by personal delivery, registered or certified mail, or facsimile to the following address of the Party to which that notice is to be given:

To HITACHI:
                     Hitachi, Ltd.
                     Instrument Group
                     5-1, Marunouchi 1-chome, Chiyoda-ku
                     Tokyo, 100 Japan
                     Attn: General Manager, Environmental Systems Operations


                                    26 of 33

                     Fax: 011-81-3-3212-1493
                     with copies to Nissei Sangyo Co., Ltd. and Hitachi Instrument Service Co, Ltd. at the addresses listed in the introductory paragraph

To NANOGEN:
                     Nanogen, Inc.
                     10398 Pacific Center Court
                     San Diego, CA 92121
                     Attn: Chief Executive Officer
                     Fax: 858-410-4949
                     with a copy to General Counsel

If such address changes for any Party, such Party shall immediately inform the other Party of such change.

     13.11 PUBLICITY. Neither Party shall make any public announcements or press releases about this Agreement without the other Party's prior written consent.

IN WITNESS WHEREOF, the Parties shall have caused this Agreement to be signed by their respective duly authorized representatives as of the Effective Date.

              HITACHI, LTD.                             NANOGEN, INC.
            INSTRUMENT GROUP


By:      /s/ H. INOMATA                    By:       /s/ H.C. BIRNDORF
   ------------------------------------       ----------------------------------
   Name:  H. Inomata                          Name:    H. C. Birndorf
   Title: President and Chief Executive       Title:   Chairman, Chief Executive
          Officer                                      Officer, & President

         NISSEI SANGYO CO., LTD.                 HITACHI INSTRUMENTS SERVICE
                                                           CO., LTD.

By:      /s/ Y. Tsunoda                    By:  /s/ T. HONKAWA
   ------------------------------------       ----------------------------------
   Name:  Y. Tsunoda                          Name:    T. Honkawa
   Title: Executive Managing Director         Title:   President





                                    27 of 33

                                    EXHIBIT A

                              Collaboration Project

Pursuant to Section 2.7, the Parties shall meet and confer and agree upon a joint development strategy which prioritizes development projects on a technology by technology basis, drawn from the following project areas:

*****************
*****************
*****************
*****************
*****************
*****************
*****************
*****************
*****************
*****************



-----------------
*** Confidential material redacted and separately filed with the Commission.


                                    28 of 33

                                    EXHIBIT B

                              Collaboration Product

A list of possible Collaboration Products contemplated by the Parties as of the Effective Date of this Agreement includes:

***********************************
***********************************
***********************************
***********************************
***********************************
***********************************



-----------------
*** Confidential material redacted and separately filed with the Commission.




                                    29 of 33

                                    EXHIBIT C

                               Development Funding

Subject to receipt of the reports and satisfaction of the other conditions set forth in Section 3.1, HITACHI shall provide NANOGEN the following development funding (in United States Dollars and subject to currency fluctuations, as provided in Section 5.11):

********************
********************
********************
********************
********************
********************
********************
********************
********************
********************

*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************


*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************


-----------------
*** Confidential material redacted and separately filed with the Commission.


                                    30 of 33

*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************



-----------------
*** Confidential material redacted and separately filed with the Commission.

                                    31 of 33

                                    EXHIBIT D

                         Common Stock Purchase Agreement


                                [See Exhibit 10.8]

















                                    32 of 33